U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 31, 2003

Date of Report (Date of earliest event reported)

BALLANTYNE OF OMAHA, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	1-13906	47-0587703
(State Or Other Jurisdiction Of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification Number)

4350 McKinley Street Omaha, NE 68112
(Address of Principal Executive Offices) (Zip Code)

(402) 453-4444
(Telephone Number)

Form 8-K

Item 7.                    Financial Statements and Exhibits

(c)           Exhibits.

99.1  Press Release dated July 31, 2003 disclosing the Company’s financial results for the quarter ended June 30, 2003.

Item 12.                 Results of Operations and Financial Condition

Pursuant to Item 12, a press release of the Company dated July 31, 2003 describing the Company’s financial results for the quarter ended June 30, 2003, is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE OF OMAHA, INC.

Date: July 31, 2003	By:	/s/ Brad French
Brad French
Secretary/Treasurer and Chief Financial Officer